ABERDEEN FUNDS

Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Institutional Fund

Supplement to the Aberdeen Funds Prospectus and Statement of Additional Information dated February 28, 2011, as supplemented to date.

The following information supplements the information in the Aberdeen Funds Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting your Fund. You should read it carefully.

The reorganization (the “Reorganization”) of the Aberdeen Emerging Markets Fund (the “Acquired Fund”) into the Aberdeen Emerging Markets Institutional Fund (the “Acquiring Fund”), referenced in the Supplement to the Aberdeen Funds Prospectus and Statement of Additional Information dated January 6, 2012, which was scheduled to occur on or about February 27, 2012, is now scheduled to occur in the second quarter of 2012.  Acquired Fund and Acquiring Fund shareholders will receive an updated summary prospectus for the Acquiring Fund after the closing of the Reorganization.

Following the Reorganization, the dividends of the Acquiring Fund will continue to be paid on an annual basis.  As a result, shareholders of the Acquired Fund will receive dividends on an annual basis rather than on a quarterly basis upon becoming shareholders of the Acquiring Fund following the Reorganization.

THIS SUPPLEMENT IS DATED FEBRUARY 13, 2012

Please keep this supplement for future reference